                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT

The Board of Directors
Enzon, Inc.:

         We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                      /s/ KPMG LLP

Short Hills, New Jersey
February 18, 2000